PROSPECTUS

                                  April 1, 1998


                            SMALL COMPANY GROWTH FUND






                                Not FDIC Insured

SMALL COMPANY GROWTH FUND

PROSPECTUS

April 1, 1998

This Prospectus offers I shares of Small Company Growth Fund (the "Fund"), a separate diversified portfolio of Norwest Advantage Funds (the "Trust"), which is a registered, open-end, management investment company.

The Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. (See "Summary" and "Other Information -- Core and Gateway(R) Structure.")

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") with respect to the Fund dated April 1, 1998, as may be further amended from time to time. The SAI is available for reference on the SEC's Web Site (http://www.sec.gov) and contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001.
Investors should read this Prospectus and retain it for future reference.

NORWEST ADVANTAGE FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                            PAGE
1.     PROSPECTUS SUMMARY...............................................      3
2.     FINANCIAL HIGHLIGHTS.............................................      6
3.     INVESTMENT OBJECTIVE AND POLICIES................................      7
4.     ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS...........      8
5.     MANAGEMENT OF THE FUND...........................................     11
6.     PURCHASES AND REDEMPTIONS OF SHARES..............................     14
7.     DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................     19
8.     OTHER INFORMATION................................................     20
       APPENDIX A.......................................................    A-1
         Investments, Investment Strategies and Risk Considerations

1.       PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

WHO SHOULD INVEST

I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. While the Fund is not intended to provide a complete or balanced investment program, it can serve as a component of an investor's investment program.

THE FUND

This Prospectus offers I Shares of Small Company Growth Fund. The Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies. This objective is pursued by investing primarily in the common stock of small and medium size domestic companies that are either growing rapidly or completing a period of significant change. THIS FUND CURRENTLY IS NOT OPEN TO NEW INVESTORS.

FUND STRUCTURE

The Fund seeks to achieve  its  investment  objective  by  investing  all of its investable assets in Small Company Growth Portfolio (the "Core Portfolio") a separate portfolio of Core Trust (Delaware) ("Core Trust"), a registered, open-end, management investment company that has the same investment objective and substantially similar investment policies. Accordingly, the Fund's investment experience will correspond directly with the investment experience of Small Company Growth Portfolio. (See "Other Information -- Core and Gateway Structure.")

MANAGEMENT OF THE FUND

ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the Fund's and Core Portfolio's investment adviser. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of December 31, 1997 managed over $23.6 billion in assets. (See "Management of the Fund -- Investment Advisory Services.") Norwest Bank serves as transfer agent, dividend disbursing agent, custodian of the Trust and custodian of Small Company Growth Portfolio. (See "Management of the Fund -- Shareholder Servicing and Custody" and "-- Management, Administration and Distribution Services.")

The Fund incurs investment advisory fees indirectly through the investment advisory fees paid by Small Company Growth Portfolio.

PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine"), an investment advisory subsidiary of Norwest Bank, is the Fund's and Portfolio's investment subadviser. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans.

Norwest and Peregrine are sometimes referred to collectively as the "Advisers." Peregrine is sometimes referred to as the "Subadviser."

FUND MANAGEMENT AND ADMINISTRATION

The business of the Trust is managed under the direction of the Board of Trustees (the "Board"). The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, LLC ("FAS") provides administrative services for the Fund and also serves as administrator of Small Company Growth Portfolio. (See "Management --Management, Administration and Distribution Services.")

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased or redeemed without a sales or other charge. The minimum initial investment for I Shares is $1,000. The minimum subsequent investment is $100. (See "Purchases and Redemptions of Shares.")

EXCHANGES

Shareholders may exchange their shares for certain other series of the Trust. ("See Purchases and Redemptions of Shares -- Exchanges.")

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund's net investment income are declared and paid annually. The Fund's net capital gain, if any, is distributed at least annually. (See "Dividends, Distributions and Tax Matters.")

CERTAIN RISK FACTORS

There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth more or less than its original value. The Fund invests primarily in equity securities and is subject to the general risks of investing in the stock market.

An investment in the Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Fund entail some risk. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques. (See "Appendix A -- Investments, Investment Strategies and Risk Considerations.") The portfolio turnover rate for the Fund may from time to time be high, resulting in increased brokerage costs or short-term capital gains or losses. (See "Additional Investment Policies and Risk Considerations -- General Information -- Portfolio Transactions.")

The Fund's policy of investing in securities of smaller companies entails certain risks in addition to those normally associated with investments in equity securities. These risks include lower trading volumes and, therefore, the potential for greater stock price volatility. For a description of investment considerations and risks involved in investing in small company securities, see ("Investment Objectives and Policies -- Small Company Investment Considerations and Risk Factors.") The Fund is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies.

By pooling its assets in a Core Portfolio with other institutional investors, the Fund may be able to achieve certain efficiencies and economies of scale that it could not achieve by investing directly in securities. Nonetheless, these investments could have adverse effects on the Fund which investors should consider. (See "Other Information -- Core and Gateway Structure -- Certain Risks of Investing in a Core Portfolio.") Investment decisions are made by the portfolio manager of the Core Portfolio independently. (See "Other Information -- Core and Gateway Structure.")

EXPENSES OF INVESTING IN THE FUND

The purpose of the following table is to assist investors in understanding the expenses that an investor in Shares of the Fund will bear directly or indirectly. There are no transaction charges in connection with purchases, redemptions or exchanges of the Shares. The Fund has not adopted a Rule 12b-1 plan with respect to the Shares and, accordingly, the Fund incurs no distribution expenses with respect to the Shares.

ANNUAL FUND OPERATING EXPENSES(1) (2)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS)

                                                                         Total
                                       Investment        Other         Operating
                                     Advisory Fees(3)   Expenses        Expenses
                                     ---------------    --------        --------

Small Company Growth Fund                 0.90%           0.35%          1.25%

(1) For a further description of the various expenses associated with investing in the Fund, see "Management of the Fund." The table is based on expenses incurred during the Fund's most recent fiscal year ended May 31, 1997, restated to reflect current fees. To the extent the Fund invests its assets in the Core Portfolio (which bears expenses as noted under "Core Portfolio -- Investment Advisory Fees" and "Core Portfolio -- Other Expenses"), the Fund indirectly bears its pro rata portion of the expenses of the Core Portfolio.

(2)      Absent  expense  reimbursements  and fee waivers the  expenses of Small
         Company Growth Fund would be: "Other Expenses," 0.40%; and "Total Operating Expenses," 1.30%. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

(3) "Investment Advisory Fees" reflect the investment advisory fee incurred by the Core Portfolio in which the Fund invests.

EXAMPLE

The following is a hypothetical example that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in the Fund's shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation.

                                    1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                    ------     -------     -------      --------

  Small Company Growth Fund           13         40           69          151

2.  FINANCIAL HIGHLIGHTS

The following table provides financial highlights for the Fund which commenced operations on November 11, 1994. This information represents selected data for a single outstanding share of the Fund for the periods shown. Information for the periods ended October 31, 1995 through May 31, 1997 was audited by KPMG Peat
Marwick, LLP, independent auditors. The information for the six month period ended November 30, 1997, is unaudited. The Fund's financial statements for the fiscal year ended May 31, 1997, and independent auditor's report thereon, are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about the Fund's performance is contained in the Fund's Annual Report, which may be obtained from the Trust without charge.

SMALL COMPANY GROWTH FUND                  JUNE 1, 1997 TO       JUNE 1, 1996         NOVEMBER 1,         NOVEMBER 11,
                                             NOVEMBER 30,         TO MAY 31,        1995 TO MAY 31,       1994 TO OCT.
                                               1997(A)               1997                 1996                 31,
                                                                                                              1995
                                           -----------------    ----------------    -----------------    ----------------

Net Asset Value, Beginning of Period           $31.08              $33.00               $29.99                $21.88
                                               ------              ------               ------                ------

Investment Operations
  Net Investment Income (Loss)                 ($0.11)             ($0.18)              ($0.07)               ($0.11)
  Net Realized and Unrealized Gain
(Loss) on                                       $6.14               $1.83                $5.94                 $8.22
  Investments

Distributions From:
  Net Investment Gain (Loss)                   ($0.77)             ($3.57)             ($2.86)                --
Net Asset Value, End of Period                 $36.34              $31.08               $33.00                $29.99
                                               ======              ======               ======                ======

Total Return(c)                                 19.45%               5.65%               21.43%                37.07%

Ratio/Supplementary Data
  Net Assets at End of Period (000's           $725,504            $447,580             $378,546            $278,058
omitted)

Ratios to Average Net Assets:
  Net Expenses (including reimbursements
  and/or fee waivers) (d)                        1.25%(e)            1.24%                1.25%                 1.25%
  Gross Expenses (b)(d)                          1.32%(e)            1.29%                1.29%                 1.35%
  Net investment income (loss) including
  reimbursement/waiver of fees (d)                                  (0.71%)              (0.41%)               (0.47%)
                                                (0.72%)(e)
Average Commission Rate (g)                     $0.0576             $0.0565              $0.0583               N/A
Portfolio Turnover Rate                         53.77%(f)          124.03%               62.06%               106.55%

(a)  Unaudited.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers and expense reimbursements.
(c) Total Return would have been lower absent expense reimbursements and/or fee waivers.
(d)  Annualized.
(e)  Includes expenses allocated from the Core Portfolio.
(f) The portfolio turnover rate reflects the activity of the Portfolio in which the Fund invests.
(g) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

3.       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies. This objective is pursued by investing primarily in small- and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. The Fund currently pursues its investment objective by investing all of its investable assets in Small
Company Growth Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund. There can be no assurance that the Fund or Core Portfolio will achieve its investment objective.

INVESTMENT POLICIES

Small Company Growth Portfolio  invests primarily in the common stock of smaller
domestic   companies.   Small   companies  are  those   companies  whose  market
capitalization is less than the largest stock in the Russell 2000 Index.

In selecting securities for the Small Company Growth Portfolio, the Subadviser seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between its share price and takeover/asset value. The Subadviser may invest up to 10 percent of the total assets of the Portfolio in foreign securities and in American Depository Receipts and other similar securities of foreign issuers. The Subadviser may not invest more than 10 percent of the total assets of the Portfolio in the securities of a single issuer. The Portfolio does not currently invest in preferred stock and securities convertible into common stock but reserves the right to do so in the future.

The securities in which the Portfolio invests are generally listed on a securities exchange or included in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System but may be traded in the over-the-counter securities market. Under normal circumstances, the Portfolio will invest substantially all of its assets, but not less than 65 percent of its total assets, in equity securities.

SMALL COMPANY INVESTMENT CONSIDERATIONS AND RISK FACTORS

While  all  investments  have  risks,   investments  in  smaller  capitalization
companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Core Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN INVESTMENT CONSIDERATIONS AND RISK FACTORS

All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available to shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S.; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by the Portfolio. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies. A decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned and computed in U.S. dollars may require the Portfolio to liquidate portfolio securities to acquire sufficient U.S. dollars to fund redemptions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

4.       ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

GENERAL INFORMATION

The Fund's (and Core Portfolio's) investment objective and all investment policies of the Fund (and the Core Portfolio) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or the Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Fund are not deemed to be fundamental and may be changed by the Board without shareholder approval. Likewise, non-fundamental investment policies of the Core Portfolio may be changed by the Core Trust's Board of Trustees ("Core Board") without shareholder approval.

Unless otherwise indicated below, the discussion below of the investment policies of the Core Portfolio refers to the investment policies of the Fund. A further description of the Fund's and Core Portfolio's investment policies, including additional fundamental policies, is contained in the SAI.

As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for the Fund.

BORROWING

As a fundamental policy, the Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's net assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests, with respect to the Fund and Core Portfolio, may not exceed 5% of the value of the Fund's assets. The Fund may enter into reverse repurchase agreements. When the Fund establishes a segregated account to limit the amount of leveraging of the Fund with respect to certain investment techniques, such as reverse repurchase agreements, the Fund does not treat those techniques as involving borrowings (although they may have characteristics and risks similar to borrowings and result in the Fund's assets being leveraged). (See "Appendix A -- Borrowing and Techniques Involving Leverage.")

REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

The Fund may enter into repurchase agreements and may lend securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund may have difficulties in exercising its rights to the underlying securities, may incur costs and experience time delays in disposing of them and may suffer a loss.

Repurchase agreements are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When the Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Fund may pay fees to arrange securities loans and the Fund will limit securities lending to not more than 33 1/3% of the value of its total assets, as determined by SEC guidelines.

DIVERSIFICATION AND CONCENTRATION

The Fund is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, a diversified fund may not purchase a security (other than a U.S. Government Security or shares of investment companies) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. The Fund is prohibited from concentrating its assets in the securities of issuers in any one industry. As a fundamental policy, the Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities or repurchase agreements covering U.S. Government Securities. The Fund reserves the right to invest up to 100% of its investable assets in one or more investment companies such as the Core Portfolio.

ILLIQUID SECURITIES

The Fund limits its purchase of illiquid securities. The Fund may not knowingly acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund's net assets taken at current value would be invested in securities which are not readily marketable. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board or Core Board). Under the supervision of the Board or Core Board, the Advisers determine and monitor the liquidity of the portfolio securities.

TEMPORARY DEFENSIVE POSITION

When business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (3) commercial paper; (4) repurchase agreements; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. During periods when and to the extent that the Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Apart from temporary defensive purposes, the Fund may at any time invest a portion of its assets in cash and cash equivalents as described above. Except during periods when the Fund assumes a temporary defensive position, the Fund will have at least 65% of its total assets invested in common stock.

PORTFOLIO TRANSACTIONS

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

The Adviser places orders for the purchase and sale of assets it manages with brokers and dealers selected by and in the discretion of the Adviser. The Adviser seeks "best execution" for all portfolio transactions, but the Fund may pay higher than the lowest available commission rates when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to the Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Fund's policy of obtaining the best price consistent with quality of execution of transactions, the Adviser may employ broker-dealer affiliates of the Adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Fund. The Fund's payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board or the Core Board, as applicable, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of the Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with the Adviser directing the transaction receive brokerage transactions in recognition of research services provided to the Adviser. The Adviser may effect transactions for the Fund (or the Portfolio) through brokers who sell Fund shares. The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions.

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. The Fund's portfolio turnover is reported under "Financial Highlights." An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund or the Portfolio and a possible increase in short-term capital gains or losses.

YEAR 2000 COMPLIANCE

Like other mutual funds, financial and other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 2000. The Adviser has taken steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. The Adviser does not anticipate that the arrival of the Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels.

5.       MANAGEMENT OF THE FUND

The business of the Trust is managed under the direction of the Board of Trustees, and the business of the Core Portfolio is managed under the direction of that investment company's Core Board. The Board formulates the general policies of the Fund and meets periodically to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT

Subject to the general supervision of the Board, Norwest Investment Management, Inc. makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program or oversees the investment decisions of the investment subadviser, as applicable. Norwest provides its investment advisory services indirectly to the Fund through its investment advisory services of the Core Portfolios. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of December 31, 1997, Norwest Corporation had assets of $88.5 billion, which made it the 11th largest bank holding company in the United States. As of December 31, 1997, Norwest and its affiliates managed assets with a value of approximately $51.7 billion.

INVESTMENT SUBADVISER

To assist Norwest in carrying out its obligations, the Core Portfolio and Norwest have retained the services of the Peregrine Capital Management, Inc. to act as Subadviser to the Portfolio. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans. As of June 30, 1997, Peregrine managed approximately $5.0 billion in assets.

Peregrine makes investment decisions for Small Company Growth Portfolio and continuously reviews, supervises and administers the Portfolio's investment programs with respect to that portion, if any, of the Fund's or Portfolio's assets that Norwest believes should be managed by Peregrine. Currently, Peregrine manages all of the assets of Small Company Growth Portfolio. Norwest supervises the performance of the Subadviser, including its adherence to the Fund's and Portfolio's investment objective and policies.

PORTFOLIO MANAGERS

Many persons on the advisory staffs of Norwest and the Subadviser contribute to the investment services provided to the Fund and the Core Portfolio. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date, Norwest Bank was the Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers associated with Norwest may perform portfolio management and other duties for Norwest Bank.

SMALL COMPANY GROWTH FUND/SMALL COMPANY GROWTH PORTFOLIO -- Robert B. Mersky, CFA and Paul E. von Kuster, CFA. Mr. Mersky is the President of Peregrine Capital Management, Inc. Mr. Mersky has held various investment management positions with Norwest, Peregrine and their affiliates since 1977. From 1980 to 1984 he was head of investments for Norwest Bank. Mr. von Kuster is a Senior Vice President of Peregrine. Mr. von Kuster has held various investment management positions with Peregrine, Norwest and their affiliates since 1972.

ADVISORY FEES

For its services, Norwest receives investment advisory fees from the Core Portfolio at an annual rate of 0.90% the Portfolio's average daily net assets. Norwest (and not the Fund or Core Portfolio) pays the Subadviser a fee for its investment subadvisory services. This compensation does not increase the amount paid by the Fund or Core Portfolio to Norwest for investment advisory services.

The Fund may withdraw its investments from the Core Portfolio at any time if the Board determines that it is in the best interests of the Fund to do so. (See "Other Information -- Core and Gateway Structure.") Accordingly, the Fund has retained Norwest as its investment adviser. Similarly, in the event that the Fund withdraws its investment from Small Company Growth Portfolio, the Fund has retained Peregrine as an investment subadviser. Under this "dormant" investment advisory arrangement, neither Norwest or Peregrine receives any advisory fees with respect to the Fund as long as the Fund remains completely invested in Small Company Growth Portfolio or any other investment companies. In the event that the Fund withdraws its assets from Small Company Growth Portfolio, Norwest would receive an investment advisory fee at an annual rate of 0.90% of the Funds' average daily net assets. Pursuant to the Fund's dormant investment subadvisory agreement, Norwest (and not the Fund) would pay Peregrine a fee for its investment subadvisory services.

MANAGEMENT, ADMINISTRATION AND DISTRIBUTION SERVICES

As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Fund by others. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to the Fund including, but not limited to: (1) preparing and printing updates of the Trust's registration statement, prospectuses and statements of additional information, the Trust's tax returns and reports to its shareholders, the SEC and state securities administrators; (2) preparing proxy and information statements and any other communications to shareholders; (3) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and
(4) supervising the declaration of dividends and distributions to shareholders.

As of December 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $28 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services, Forum and FAS each receives a fee at an annual rate of 0.025% of the Fund's average daily net assets.

FAS also serves as an administrator of Small Company Growth Portfolio and provides services to the Portfolio that are similar to those provided to the Fund by Forum and FAS. For its services FAS receives a fee at an annual rate of 0.05% of the Portfolio's average daily net assets.

Pursuant to a separate agreement, Forum Accounting Services, LLC ("Forum Accounting") provides portfolio accounting services to the Fund and to the Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of April 1, 1998, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

Forum also acts as the distributor of the shares but receives no fees for these services. From its own resources, Forum may pay fees to broker-dealers or other persons for distribution or other services related to the Fund. The Fund has not adopted a plan of distribution applicable to I Shares.

SHAREHOLDER SERVICING AND CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares -- Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to the Fund at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of shares of the Fund.

Norwest Bank also serves as the Fund's and Core Portfolio's custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to the Fund and Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.015% of the next $100 million of the Fund's or Core Portfolio's average daily net assets and 0.01% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is directly payable by the Fund to the extent the Fund is invested in the Core Portfolio.

EXPENSES OF THE FUND

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the funds of the Trust, the Trust has confirmed its obligation to pay all the Trust's expenses. The Fund's expenses include Trust expenses attributable to the Fund, which are allocated to the Fund, and expenses not specifically attributable to any fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Each service provider to the Fund may elect to waive (or continue to waive) all or a portion of its fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing the Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.

The Fund bears all costs of its operations. The costs borne by the Fund include a pro rata portion of the following: legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on fund securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, its customers who are shareholders of the Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in the Fund.

The expenses of the Fund include the Fund's pro rata share of the expenses of the Core Portfolio, which are borne indirectly by the Fund's shareholders.

6.       PURCHASES AND REDEMPTIONS OF SHARES

I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Shares are continuously sold and redeemed at a price equal to their net asset value next-determined after acceptance of an order, or receipt of a redemption request, on every weekday except customary national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and Good Friday ("Fund Business Day").

GENERAL PURCHASE INFORMATION

Investments in the Fund may be made either through certain financial institutions or by an investor directly. An investor who invests in the Fund directly will be the shareholder of record. All transactions in the Fund's shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. You must pay for your shares in U.S. dollars by check or money order (drawn on a U.S. bank), by bank or federal funds wire transfer, or by electronic bank transfer; cash cannot be accepted.

When you sign your application for a new Fund account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Fund to withhold 31% of your distributions and redemptions.

Shares of the Fund are offered without a sales charge and may be redeemed without charge. The minimum investment in I Shares is $1,000; the minimum subsequent investment is $100. Shareholders who elect to purchase I Shares through electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimums. (See "Purchases and Redemptions of Shares -- Shareholder Services --Automatic Investment Plan" and "Dividends, Distributions and Tax Matters.")

Shares of the Fund become entitled to receive dividends on the next Fund Business Day after a purchase or order for the Shares is accepted.

The Fund reserves the right to reject any subscription for the purchase of its shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:

                  Norwest Funds
                  Small Company Growth Fund
                  Norwest Bank Minnesota, N.A.
                  Transfer Agent
                  733 Marquette Avenue
                  Minneapolis, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

BY MAIL

Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.

For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of the Fund must be made payable to "Norwest Funds" or to one or more owners of that account and endorsed to Norwest Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of the Fund must be made payable on its face to "Norwest Funds." No other method of payment by check will be accepted.

BY BANK WIRE

To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at
(612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

                  Norwest Bank Minnesota, N.A.
                  A091 000 019
                  For Credit to: Norwest Funds 0844-131
                  Re: Small Company Growth Fund
                  Account No.:
                  Account Name:

The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.

THROUGH FINANCIAL INSTITUTIONS

Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, FFSI or their affiliates may be Processing Organizations. Financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase the Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations may also enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.

SUBSEQUENT PURCHASES OF SHARES

Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

GENERAL REDEMPTION INFORMATION

Fund shares may be redeemed at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following receipt by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Redeemed shares are not entitled to receive dividends after the day on which the redemption is effective. The Trust reserves the right to close early. (See "Purchase and Redemption of Shares -- General Purchase Information.")

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following receipt of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

To protect shareholders and the Fund against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) endorsement on a share certificate; (2) instruction to change a shareholder's record name; (3) modification of a designated bank account for wire redemptions;
(4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) dividend and distribution election; (6) telephone redemption; (7) exchange option election or any other option election in connection with the shareholder's account; (8) written instruction to redeem Shares whose value exceeds $50,000; (9) redemption in an account in which the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and
(11) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature  guarantees  may be  provided  by any  bank,  broker-dealer,  national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.
During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any account whose aggregate net asset value is less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES

Shareholders who have invested directly in the Fund may redeem their shares as described below. Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described under "Purchases and Redemptions of Shares -- Purchase Procedures --Through Financial Institutions." Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

BY MAIL

Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. (See "Purchases and Redemptions of Shares -- General Redemption Information.")

BY TELEPHONE

A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or
(612) 667-8833 and providing the shareholder's account number, the exact name in which the shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. (See "Purchases and Redemptions of Shares -- General Redemption Information.")

BY BANK WIRE

For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

EXCHANGES

Shareholders may exchange their I Shares for I Shares of Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund, for Institutional Shares of Municipal Money Market Fund and for Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund, other series of the Trust. The Trust may in the future create additional classes of funds the shares of which will be exchangeable with the shares of the Fund. A current list of the Funds of the Trust that offer shares exchangeable with I Shares of the Fund can be obtained through Forum by contacting the Transfer Agent.

The Fund does not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make; the Fund reserves the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of, the Fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a Fund if that Fund's shares may legally be sold in the shareholder's state of residence.

The Fund and federal tax law treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be materially amended or terminated by the Trust at any time upon 60 days' notice to shareholders. (See "Additional Purchase and Redemption Information" in the SAIs.)

BY MAIL

Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. (See "Purchases and Redemptions of Shares -- General Redemption Information.")

BY TELEPHONE

A shareholder who has elected telephone exchange privileges may make a telephone exchange by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. (See "Purchases and Redemptions of Shares -- General Redemption Information.")

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

Under the Automatic Investment Plan, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in the Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the Automatic Investment Plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholders' account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "General Redemption Information."

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively "IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. In the case of a Roth IRA, if certain requirements are met, investment earnings will not be taxed even when withdrawn. Individuals may make IRA contributions of up to a maximum of $2,000 annually. Only contributions to Traditional IRAs are tax-deductible. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. The ability of an individual to make contributions to a Roth IRA is restricted if the individual (or, in some cases, a married couple) has adjusted gross income above certain levels. The ability of an individual to make contributions to a Roth IRA is restricted if the individual (or, in some cases, a married couple) has adjusted gross income above certain levels.

An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to

$6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $160,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

AUTOMATIC WITHDRAWAL PLAN

A shareholder of the Fund, whose shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than the required minimum amounts at any time.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

7.       DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund's net investment income are declared and paid annually. The Fund's net capital gain, if any, is distributed at least annually.

Shareholders may choose to have dividends and distributions of the Fund reinvested in shares of the Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of the Fund are automatically invested in additional shares of the Fund. All dividends and distributions are reinvested at the Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of the Fund whose shares in a single account of the Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.

TAX MATTERS

The Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be liable for federal income and excise taxes on the net investment income and net capital gain distributed to its shareholders. Because the Fund intends to distribute all of its net investment income and net capital gain each year, the Fund should thereby avoid all federal income and excise taxes.

Dividends paid by the Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Two different tax rates apply to net capital gain -- that is, the excess of gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain on capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) applies to the balance of net capital gain ("adjusted net capital gain"). Distributions of mid-term gain and adjusted net capital gain will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If a shareholder holds shares for six months or less and during that period receives a distribution of net capital gain, any loss realized on the sale of the shares during that six-month period would be a long-term capital loss to the extent of the distribution. Dividends and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, these dividends or a distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, will be taxable to the shareholder.

It is expected that a portion of the dividends of the Fund will qualify for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during the Fund's fiscal year.

CORE PORTFOLIO

The Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of the Core Portfolio are deemed to have been "passed through" to the Fund in proportion to the Fund's holdings of the Core Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Core Portfolio.

MISCELLANEOUS

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.

8.       OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund or Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Board or pursuant to procedures approved by the Board or the Core Board, as applicable. The Fund only determines net asset value on Fund Business Days.

PERFORMANCE INFORMATION

The Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. The Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, the Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period.

The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.
Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in the Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.

The Fund's advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC Financial Data, Inc. In addition, the performance of the Fund may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a fund that invests its assets using different investment styles. Indices are not used in the management of the Fund but rather are standards by which the Advisers and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. All performance information for the Fund is calculated on a class basis.

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as I Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-nine separate series.

OTHER CLASSES OF SHARES

Cash Investment Fund, U.S. Government Fund, Treasury Fund, Limited Term Government Income Fund, Diversified Bond Fund, Limited Term Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Small Company Growth Fund, Large Company Growth Fund, Diversified Small Cap Fund, Contrarian Stock Fund, Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Portfolio, Norwest WealthBuilder II Growth Balanced Portfolio, Performa Disciplined Growth Fund, Performa Small Cap Value Fund, Performa Strategic Value Bond Fund and Performa Global Growth Fund currently issue one class of shares. Ready Cash Investment Fund currently issues two classes of shares -- Investor Shares and Exchange Shares. Municipal Money Market Fund currently issues two classes of shares -- Institutional Shares and Investor Shares. The other Funds issue three classes of shares, I Shares, A Shares and B Shares. A Shares and B Shares are offered to retail investors. A Shares charge a front-end sales charge and B Shares (and Exchange Shares) charge a contingent deferred sales charge. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information on the other classes.

SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any distribution plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

The Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Core Portfolio. When required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Core Portfolio in proportion to the votes cast by its shareholders.

From time to time, one or more shareholders may own a large percentage of the Shares of the Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE AND GATEWAY STRUCTURE

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Core Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Accordingly, the Core Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Core Portfolio is a separate series of Core Trust (Delaware), a business trust organized under the laws of the State of Delaware in 1994. Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of Small Company Growth Portfolio belong only to, and the liabilities of Small Company Growth Portfolio are borne solely by, Small Company Growth Portfolio and no other portfolio of Core Trust.

THE CORE PORTFOLIO

The Fund's investment in Small Company Growth Portfolio is in the form of a non-transferable beneficial interest. All investors in the Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of April 1, 1998, two or more funds of the Trust invested in the Core Portfolio.

The Core Portfolio will not sell its shares directly to members of the general public. Another investor in the Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund, and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in the Core Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-0001.

CERTAIN RISKS OF INVESTING IN A CORE PORTFOLIO

The Fund's investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if the Core Portfolio had a large investor other than Small Company Growth Fund that redeemed its interest, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in the Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all investors in the Core Portfolio; indeed, if other investors hold a majority interest in the Core Portfolio, they could have voting control of the Portfolio.

The Board retains the right to withdraw the Fund's investment in a Core Portfolio at any time, and the Fund could thereafter invest directly in individual securities or could re-invest its assets in one or more other Core Portfolios. The Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Advisers or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Advisers to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

APPENDIX A
INVESTMENTS, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

COMMON STOCKS, WARRANTS AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

CONVERTIBLE SECURITIES

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock. The Fund may only invest in convertible securities that are investment grade.

ADRS AND EDRS

The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depository
Receipts  ("EDRs"),   receipts
issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

U.S. GOVERNMENT SECURITIES

As used in this Prospectus, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The U.S. Government Securities in which the Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

COMMERCIAL PAPER

Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

FINANCIAL INSTITUTION OBLIGATIONS

The Fund may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's performance. Deposits subject to early withdrawal penalties or that mature in more than 7 days are treated as illiquid securities if there is no readily available market for the securities. The Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Advisers believe do not present undue risk.

ILLIQUID SECURITIES

The Fund may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in 7 days. Limitations on resale may have an adverse effect on the marketability of portfolio securities. The Fund might not be able to dispose of securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

BORROWING

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may not purchase securities for investment while any borrowing equal to 5 percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5 percent of the value of the Fund's total assets. The Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account; the use of these techniques in connection with a segregated account may result in the Fund's assets being 100 percent leveraged.

TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. The Fund may borrow for other than temporary or emergency purposes, lend its securities, enter reverse repurchase agreements, and purchase securities on a when-issued or forward commitment basis. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Fund uses these investment techniques only when the Subadviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when the Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and securities in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

REPURCHASE AGREEMENTS, SECURITIES LENDING, REVERSE REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund's use of repurchase agreements, securities lending, reverse repurchase agreements and forward commitments entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than does the use of repurchase agreements. As a result of entering forward commitments and reverse repurchase agreements, as well as lending its securities, the Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the collateral underlying a repurchase agreement, which has a market value, determined daily, at least equal to the repurchase price, and which consists of the types of securities in which the Fund may invest directly.

SECURITIES LENDING. The Fund may lend securities from its portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. The Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Fund may pay fees to arrange the loans. The Fund will not lend portfolio securities in excess of 33 1/3 percent of the value of the Fund's total assets as determined by SEC guidelines.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Fund. The Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of the Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED SECURITIES and FORWARD COMMITMENTS. The Fund may purchase fixed income securities on a "when-issued" or "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 3 months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by the Fund may result in a loss or a missed opportunity to make an alternative investment. The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. If the Subadviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions when the value of the security is lower than the price paid by the Fund. The Fund will not purchase securities on a when-issued or forward commitment basis if, as a result, more than 15 percent of the value of the Fund's total assets would be committed to such transactions.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund purchases securities on a when-issued and forward commitment basis only with the intention of actually receiving the securities. When-issued securities may include securities purchased on a "when, and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of the Fund's assets to the purchase of securities on a when-issued or forward commitment basis will tend to increase the volatility of the Fund's net asset value per share.

FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS

Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities the Fund usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

The Fund may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. Like foreign exchange contracts and foreign currency forward contracts, these instruments are often referred to as derivatives, which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. The Fund has no present intention to enter into currency futures or options contracts but may do so in the future. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Subadviser fails to predict currency values correctly.